INDEPENDENT AUDITORS' CONSENT
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To the Board of Directors
H-Net.Net, Inc.

April 11, 2003

Gentlemen:

We hereby consent to the use of our audit report of H-Net.Net, Inc. dated June 18, 2002 for the year ended January 31, 2002 in the Form 10-K/A of H-Net.Net, Inc. dated April 11, 2003.





/s/ Bongiovanni & Associates
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Bongiovanni & Associates